Exhibit 10.3 CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. AMENDMENT NO. 1 TO WAREHOUSE CREDIT AGREEMENT This AMENDMENT NO. 1 TO WAREHOUSE CREDIT AGREEMENT (this “Agreement”) is entered into as of July 24, 2020 by and among GS INVESTMENT I, LLC, a Georgia limited liability company, as borrower (together with its permitted successors and assigns, the “Borrower”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”). RECITALS WHEREAS, the Borrower has entered into that certain Warehouse Credit Agreement, dated as of May 11, 2020, by and among the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Seller wishes to convert from a Georgia limited liability company to a Delaware limited liability company effective on or about the date hereof (the “Seller Conversion”) and the Administrative Agent and the Lenders have agreed to consent to the Seller Conversion upon the terms and subject to the conditions set forth herein; WHEREAS, the Borrower has requested that the Class A Lenders fund Class A Loans in an aggregate amount of $200,000,000 under the Uncommitted Class A Facility; WHEREAS, in accordance with the terms of the Credit Agreement, the Borrower has requested, and the Administrative Agent and the Lenders have agreed to, modify certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: AGREEMENT 1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement. 2. Amendment to the Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the parties hereto agree that: (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions therein in their proper alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Warehouse Credit Agreement, dated as of July 24, 2020, by and among the Borrower, the Lenders party thereto and the Administrative Agent. “First Amendment Effective Date” means July 24, 2020. “Original Fee Letter” means that letter dated as of the Closing Date made by the Administrative Agent, and accepted by the Borrower and GreenSky. “Side Letter” means that certain letter agreement, dated as of the First Amendment Effective Date, made by the Administrative Agent, the Class A Lenders, the Borrower and GreenSky. (b) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “[*****]” in its entirety as follows: [*****] (c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Fee Letter” in its entirety as follows: “Fee Letter” means the Original Fee Letter as supplemented by the Side Letter. (e) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Transaction Documents” in its entirety as follows: ““Transaction Documents” means this Agreement, the Master Purchase Agreement, the Servicing Agreement, the Backup Servicing Agreement, the Multiparty Agreement, any Account Control Agreement, the Fee Letter, the GreenSky Representations Letter, the Side Letter and each other contract, agreement, undertaking or other instrument executed in connection with any of the foregoing, including all exhibits, annexes and schedules attached to any of the foregoing, and other documents and certificates delivered in connection therewith; provided that Hedge Agreements and other documents and certificates delivered in connection therewith shall not be deemed to be Transaction Documents.” (f) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Uncommitted Class A Facility” in its entirety as follows: ““Uncommitted Class A Facility” means discretionary revolving loans that may be made by one or more Class A Lenders in such Class A Lender’s sole discretion in a principal amount which may be agreed to by the Administrative Agent, the Class A Lenders and the Borrower but shall in no event exceed $200,000,000 in the aggregate. As of the Closing Date, the Uncommitted Class A Facility is $0. As of the First Amendment Effective Date, the Uncommitted Class A Facility is $200,000,000.” (g) Section 3.01(a) of the Credit Agreement is hereby amended to delete the 2 reference to “Section 3.02(e)(ii) of the Servicing Agreement” therein and replace it with “Section 2.01(e)(ii) of the Servicing Agreement”. (h) Section 10.01(d) of the Credit Agreement is hereby deleted in its entirety. (i) Schedule VII to the Credit Agreement is hereby replaced in its entirety with Schedule VII attached to this Agreement. 3. Conditions Precedent. The effectiveness of this Agreement is subject to the receipt by the Administrative Agent of the following, each in form and substance acceptable to the Administrative Agent: (a) this Agreement duly executed and delivered by the parties thereto; (b) (i) the Certificate of Conversion from a Non-Delaware Limited Liability Company to a Delaware Limited Liability Company filed by the Seller with the Secretary of State of the State of Delaware dated on or about the date hereof, (ii) the Certificate of Formation of the Seller filed with the Secretary of State of the State of Delaware dated on or about the date hereof and (iii) the Second Amended and Restated Limited Liability Company Agreement dated on or about the date hereof; (c) resolutions of the governing authority the Borrower, the Seller and GreenSky ratifying (A) the execution, delivery and performance, respectively, of this Agreement, the Credit Amendment and all Transaction Documents to which it is a party, (B) in the case of the Borrower only, the incurrence of the indebtedness contemplated under the Transaction Documents, and (C) in the case of the Borrower only, the granting by the Borrower to the Administrative Agent, for the benefit of the Secured Parties, of the security interests contemplated by the Credit Agreement, certified by the Secretary or an Assistant Secretary of the Borrower as of the date hereof, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate; (d) (i) UCC search results with respect to the Seller in the State of Delaware and (ii) UCC “back-up” filing naming the Seller as debtor and the Administrative Agent, as assignee secured party of the Seller, to be filed with the Secretary of State of the State of Delaware. (e) a legal opinion from counsel to the Seller, opining that the backup security interest in the Purchased Participations and other Purchased Assets granted by the Seller to the Borrower under the Master Participation Agreement is valid and perfected under the applicable UCC; (f) legal opinion from counsel to the Seller with respect to corporate or other company authority of the Seller; (g) the Borrower shall pay to the Administrative Agent (who shall distribute the same to each Lender entitled to any portion thereof) the Upfront Fee in respect of the Class A Loans attributable to the Uncommitted Class A Facility; and 3

(h) the Borrower shall pay or caused to be paid (i) reasonable legal fees and expenses of Chapman and Cutler LLP, as counsel to the Administrative Agent, for the negotiating, documenting and closing of the transactions contemplated hereby, and (ii) the reasonable out-of-pocket expenses of the Administrative Agent in connection herewith. 4. Funding of Uncommitted Class A Facility. Subject to the satisfaction of the conditions set forth in Section 3 above and in Section 5.02 of the Credit Agreement, the Class A Lenders hereby agree to fund $200,000,000 of the Class A Loans attributable to the Uncommitted Class A Facility. 5. Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Administrative Agent and each Lender that: (a) the representations and warranties of Borrower contained in Section 4.01 of the Credit Agreement are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of such earlier date; (b) no Default or Event of Default has occurred and is continuing; (c) the Borrower has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the Transaction Documents as amended hereby; (d) the execution, delivery and performance by the Borrower of this Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not: (i) contravene the terms of any Borrower Organizational Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (x) any material contract or agreement or any material indebtedness to which the Borrower is a party or affecting the Borrower or the properties of the Borrower, (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (z) result in or require the creation of any Lien upon any asset of the Borrower (other than Liens in favor of the Administrative Agent under the Transaction Documents); or (c) violate any Requirements of Law; (e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Agreement; and (f) this Agreement has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, 4 reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 6. Effect on the Credit Agreement and Ratification. (a) Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Transaction Documents or constitute a course of conduct or dealing among the parties. The Administrative Agent and Lenders reserve all rights, privileges and remedies under the Transaction Documents. The Credit Agreement, as hereby amended, the GreenSky Representations Letter and all other Transaction Documents are hereby ratified and re-affirmed by the Borrower, the Seller and GreenSky, as applicable, in all respects and shall remain unmodified and in full force and effect. All references in the Transaction Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Agreement shall constitute a Transaction Document. (b) The relationship of the Administrative Agent and the Lender, on the one hand, and the Borrower, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Transaction Documents shall be deemed or construed to create a fiduciary relationship between or among the parties. (c) The Administrative Agent and each Lender party hereto hereby consents to the Seller Conversion. 7. No Novation. This Agreement is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or any other Transaction Document or an accord and satisfaction in regard thereto. 8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and Lenders. 9. Headings. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. 10. Incorporation of Credit Agreement. The provisions contained in Section 10.2 (Confidentiality; Publicity), Section 10.03 (Binding on Successors and Assigns), Section 10.08 (Severability of Provisions), Section 10.11 (Governing Law), Section 10.12 (Submission to Jurisdiction), Section 10.13 (Waiver of Jury Trial), and Section 10.14 (Counterparts; Electronic Delivery) of the Credit Agreement are incorporated herein by this reference, mutatis mutandis. REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURES FOLLOW. 5

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by its duly authorized officer as of the day and year first above written. GS INVESTMENT I, LLC, as Borrower By:/s/ Timothy Kaliban Name: Timothy Kaliban Title: President JPMORGAN CHASE BANK, N.A., as Administrative Agent and as an initial Committed Lender By:/s/ R. Eric Wiedelman Name: R. Eric Wiedelman Title: Managing Director CHARIOT FUNDING LLC, as a Conduit Lender By: JPMorgan Chase Bank, N.A., as its attorney-in- fact By:/s/ R. Eric Wiedelman Name: R. Eric Wiedelman Title: Managing Director AMENDMENT NO. 1 TO WAREHOUSE CREDIT AGREEMENT

Acknowledged and Agreed: GS DEPOSITOR I, LLC, as Seller By:/s/ Timothy Kaliban Name: Timothy Kaliban Title: President GREENSKY, LLC, as GreenSky and Servicer By:/s/ Timothy Kaliban Name: Timothy Kaliban Title: President

Schedule VII Origination Partners and Selling Bank Partners